UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22795

First Trust Intermediate Duration Preferred & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Report
For the Six Months Ended
April 30, 2019

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Report
April 30, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Letter from the Chairman and CEO
April 30, 2019
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.
If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the “six weeks of madness” sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly, U.S. markets reversed their course, and the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and 16.81%, respectively, for the first quarter of 2019.
By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500® Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index, returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.
Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March; and the U.S. unemployment rate of 3.6% for April is at the lowest level since December of 1969.
Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE”
As of April 30, 2019 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FPF
Common Share Price	$22.30
Common Share Net Asset Value (“NAV”)	$23.40
Premium (Discount) to NAV	(4.70)%
Net Assets Applicable to Common Shares	$1,421,971,399
Current Distribution per Common Share(1)	$0.1425
Current Annualized Distribution per Common Share	$1.7100
Current Distribution Rate on Common Share Price(2)	7.67%
Current Distribution Rate on NAV(2)	7.31%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 4/30/19	1 Year Ended 4/30/19	5 Years Ended 4/30/19	Inception (5/23/13) to 4/30/19
Fund Performance(3)
NAV	6.64%	5.40%	7.85%	8.22%
Market Value	13.49%	6.84%	8.45%	6.53%
Index Performance
ICE BofAML Fixed Rate Preferred Securities Index(4)	6.62%	6.87%	6.13%	5.36%
ICE BofAML U.S. Capital Securities Index	6.44%	6.11%	4.58%	4.82%
Blended Index(4)	6.54%	6.51%	5.36%	5.11%

(1)	Most recent distribution paid or declared through 4/30/2019. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 4/30/2019. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The Blended Index consists of the following: ICE BofAML Fixed Rate Preferred Securities Index (50%) and ICE BofAML U.S. Capital Securities Index (50%). The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund’s Portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE” (Continued)
As of April 30, 2019 (Unaudited)
Industry Classification	% of Total Investments
Banks	49.1%
Insurance	15.1
Electric Utilities	5.4
Food Products	5.3
Capital Markets	5.1
Oil, Gas & Consumable Fuels	4.5
Multi-Utilities	2.7
Diversified Telecommunication Services	2.4
Diversified Financial Services	1.7
Metals & Mining	1.6
Mortgage Real Estate Investment Trusts	1.3
Energy Equipment & Services	1.3
Equity Real Estate Investment Trusts	1.1
Transportation Infrastructure	1.0
Automobiles	1.0
Trading Companies & Distributors	0.5
Thrifts & Mortgage Finance	0.5
Wireless Telecommunication Services	0.3
Consumer Finance	0.1
Total	100.0%

Top Ten Holdings	% of Total Investments
Royal Bank of Scotland Group PLC	2.7%
Barclays PLC	2.4
Enel S.p.A.	2.3
Emera, Inc., Series 16-A	2.1
Catlin Insurance Co., Ltd.	1.9
Credit Agricole S.A.	1.8
Societe Generale S.A.	1.8
Farm Credit Bank of Texas, Series 1	1.7
Land O’Lakes, Inc.	1.7
BHP Billiton Finance USA Ltd.	1.6
Total	20.0%

Credit Quality(5)	% of Total Fixed-Income Investments
A-	5.0%
BBB+	9.0
BBB	14.9
BBB-	26.2
BB+	27.7
BB	7.6
BB-	2.1
B+	2.5
B	0.2
Not Rated	4.8
Total	100.0%

(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Report
April 30, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Intermediate Duration Preferred & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming – Chief Executive Officer and President
Robert Wolf – Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Commentary
Market Recap
The six-month period ended April 30, 2019 was positive for the preferred and hybrid market as interest rates moved lower across the curve. During the fourth quarter of 2018, global growth fears, weakening economic data, waning investor sentiment, and investment outflows weighed on all fixed income markets as volatility increased. In response to the weakening economic data, the Federal Reserve (the “Fed”) and other central banks globally signaled a dovish policy shift. Shorter-term interest rates, as measured by 2-Year Treasuries, fell about 60 basis points (“bps”) during the period while 10-Year Treasuries fell almost 65 bps. This accommodative policy shift coupled with decreased tail risk from a no-deal BREXIT scenario and signs of improving economic data during the end of the period were very bullish for the preferred and hybrid markets during the first four months of 2019. For the fiscal year to date, European bank contingent convertible capital securities (“CoCos”), which are a subset of the institutional market, outperformed all other parts of the preferred and hybrid markets, returning 7.18%, according to the ICE BofAML USD Investment Grade Contingent Capital Index (“COCU”). The retail market returned 6.62%, while the institutional market returned 6.44%, according to the ICE BofAML Fixed Rate Preferred Securities Index (“P0P1”) and the ICE BofAML U.S. Capital Securities Index (“C0CS”), respectively.
Performance Analysis
The Fund produced a total return of 13.49% based on market price and 6.64% based on net asset value (“NAV”) for the six-month period ended April 30, 2019, outperforming the benchmark’s (a 50/50 blend of the P0P1 and C0CS) return of 6.54%.
The primary factors that contributed to the outperformance of the Fund relative to the benchmark were leverage and the Fund’s overweight to CoCos. We continue to maintain an overweight to CoCos relative to the benchmark as we believe that part of the market offers superior valuations, yields and structures relative to U.S. bank Additional Tier 1 (“AT1”) securities. For reference, AT1 securities and contingent convertible capital instruments, known as CoCo bonds, absorb losses when the capital of the issuing financial institution falls below a supervisor-determined level. Additionally, with a no-deal BREXIT seemingly off the table for the time being and the European Central Bank in discussions to expand targeted longer-term refinancing operations (“TLTROs”) for banks, we believe there are future catalysts for outperformance in the space. Also, we expect net new supply for the remainder of 2019 in CoCos to be relatively subdued, which should be supportive for secondary market valuations.
The largest detractor to relative performance during the first six months of the fiscal year was the Fund’s underweight to longer duration securities. As interest rates fell during the period, longer duration securities rallied, particularly for securities with greater than seven years effective duration. At current valuations, we do not believe that investors are being properly compensated to move into longer duration securities and prefer intermediate and short duration preferred and hybrid securities with similar yields and generally better liquidity.
The Fund also employed a hedging strategy throughout the period in order to further manage its interest rate risk. This strategy consisted of an interest rate swap, which was a negative contributor to the relative performance of the Fund as the curve shifted lower during the period.
Stonebridge will continue deploying the strategy of mitigating risk to the downside by remaining overweight less interest-rate-sensitive securities, limiting exposure to risky issuers and industries, and limiting overlap with passive exchange-traded funds (“ETFs”). We believe this strategy will also allow the Fund to show more resilience in a market downturn and potentially outperform in a rising rate environment.

Portfolio Commentary (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Report
April 30, 2019 (Unaudited)
Market and Fund Outlook
We believe the fundamentals for outperformance of preferred and hybrid securities remains intact. Solid credit fundamentals, high yields compared to other fixed income asset classes, and a low rate environment are supportive of the preferred and hybrid markets, in our opinion. In addition, we believe net new supply will likely be limited for the balance of 2019, which should provide a positive technical backdrop for the preferred and hybrid securities market. As a result, we believe preferred and hybrid securities have room for further appreciation along with attractive projected income.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments
April 30, 2019 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 23.2%
	Banks – 4.3%
85,593	Banc of California, Inc., Series E	7.00%	(a)	$2,242,536
96,278	Banco Santander S.A., Series 6, 3 Mo. LIBOR + 0.52% (b)	4.00%	(a)	2,237,501
163,303	Bank of America Corp., Series HH (c)	5.88%	(a)	4,285,071
210,000	Citizens Financial Group, Series D (c) (d)	6.35%	(a)	5,541,900
103,363	FNB Corp. (c) (d)	7.25%	(a)	2,925,173
864,211	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (b) (c)	8.47%	02/15/40	22,728,749
458,835	MB Financial, Inc., Series C	6.00%	(a)	11,677,351
90,000	People’s United Financial, Inc., Series A (d)	5.63%	(a)	2,322,000
116,582	Synovus Financial Corp., Series D (d)	6.30%	(a)	3,123,232
42,707	Valley National Bancorp, Series A (d)	6.25%	(a)	1,186,827
81,771	Wintrust Financial Corp., Series D (c) (d)	6.50%	(a)	2,283,046
				60,553,386
	Capital Markets – 1.6%
120,828	Affiliated Managers Group, Inc.	5.88%	03/30/59	3,058,157
211,494	Apollo Global Management, LLC, Series B (c)	6.38%	(a)	5,316,959
143,126	Apollo Investment Corp. (c)	6.88%	07/15/43	3,759,920
2,236	Ares Management Corp., Series A	7.00%	(a)	58,628
388,704	Morgan Stanley, Series F (c) (d)	6.88%	(a)	10,712,682
				22,906,346
	Diversified Financial Services – 0.6%
349,890	National Rural Utilities Cooperative Finance Corp.	5.50%	05/15/64	8,789,237
	Diversified Telecommunication Services – 1.4%
302,222	Qwest Corp. (c)	6.88%	10/01/54	7,727,817
134,426	Qwest Corp. (c)	7.00%	02/01/56	3,411,732
135,804	Qwest Corp.	6.50%	09/01/56	3,132,998
200,000	Qwest Corp. (c)	6.75%	06/15/57	4,814,000
				19,086,547
	Electric Utilities – 0.1%
61,957	PPL Capital Funding, Inc., Series B	5.90%	04/30/73	1,576,806
	Equity Real Estate Investment Trusts – 1.6%
150,000	Colony Capital, Inc., Series E (c)	8.75%	(a)	3,754,500
218,958	Digital Realty Trust, Inc., Series K	5.85%	(a)	5,587,808
189,361	Farmland Partners, Inc., Series B, steps up 10/01/24 to 10.00% (e)	6.00%	(a)	4,503,005
91,002	Global Net Lease, Inc., Series A	7.25%	(a)	2,329,651
250,000	VEREIT, Inc., Series F (c)	6.70%	(a)	6,277,500
				22,452,464
	Food Products – 2.5%
824,835	CHS, Inc., Series 2 (c) (d)	7.10%	(a)	21,651,919
546,059	CHS, Inc., Series 3 (c) (d)	6.75%	(a)	14,197,534
				35,849,453
	Insurance – 3.7%
54,323	Allstate Corp., Series E	6.63%	(a)	1,379,804
193,648	AmTrust Financial Services, Inc.	7.25%	06/15/55	3,543,758
210,480	AmTrust Financial Services, Inc.	7.50%	09/15/55	3,931,766
59,196	Aspen Insurance Holdings Ltd.	5.63%	(a)	1,473,389
552,385	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (b) (c)	5.87%	05/15/37	12,566,759
428,412	Enstar Group Ltd., Series D (c) (d)	7.00%	(a)	11,074,450
158,193	Global Indemnity Ltd. (c)	7.75%	08/15/45	3,975,390
190,380	Global Indemnity Ltd. (c)	7.88%	04/15/47	4,873,728
19,685	National General Holdings Corp.	7.63%	09/15/55	506,889

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Insurance (Continued)
133,133	National General Holdings Corp., Series C	7.50%	(a)	$3,094,011
107,835	PartnerRe Ltd., Series G (c)	6.50%	(a)	2,898,605
225,000	Phoenix Cos., Inc.	7.45%	01/15/32	3,687,750
				53,006,299
	Mortgage Real Estate Investment Trusts – 1.8%
23,458	AGNC Investment Corp., Series C (d)	7.00%	(a)	607,562
327,579	Annaly Capital Management, Inc., Series F (c) (d)	6.95%	(a)	8,399,126
121,000	Invesco Mortgage Capital, Inc., Series B (c) (d)	7.75%	(a)	3,212,550
106,000	Invesco Mortgage Capital, Inc., Series C (d)	7.50%	(a)	2,688,160
207,000	Two Harbors Investment Corp., Series B (c) (d)	7.63%	(a)	5,191,560
220,000	Two Harbors Investment Corp., Series C (c) (d)	7.25%	(a)	5,438,400
				25,537,358
	Multi-Utilities – 2.9%
221,976	Algonquin Power & Utilities Corp. (c) (d)	6.88%	10/17/78	5,944,517
94,534	CMS Energy Corp.	5.88%	10/15/78	2,510,823
732,571	Integrys Holding, Inc. (c) (d)	6.00%	08/01/73	19,083,475
350,000	Just Energy Group, Inc., Series A (d)	8.50%	(a)	7,637,000
200,000	NiSource, Inc., Series B (c) (d)	6.50%	(a)	5,276,000
				40,451,815
	Oil, Gas & Consumable Fuels – 0.8%
148,780	Enbridge, Inc., Series B (c) (d)	6.38%	04/15/78	3,932,255
15,235	Energy Transfer Operating L.P., Series C (d)	7.38%	(a)	373,715
56,761	Energy Transfer Operating L.P., Series D (d)	7.63%	(a)	1,408,808
247,096	Energy Transfer Operating L.P., Series E (d)	7.60%	(a)	6,145,277
				11,860,055
	Thrifts & Mortgage Finance – 0.7%
379,159	New York Community Bancorp, Inc., Series A (c) (d)	6.38%	(a)	10,066,671
	Trading Companies & Distributors – 0.7%
399,216	Air Lease Corp., Series A (d)	6.15%	(a)	10,479,420
	Wireless Telecommunication Services – 0.5%
262,545	United States Cellular Corp. (c)	7.25%	12/01/64	6,941,690
	Total $25 Par Preferred Securities			329,557,547
	(Cost $325,564,882)
$100 PAR PREFERRED SECURITIES – 3.7%
	Banks – 3.7%
80,000	AgriBank FCB (d) (f)	6.88%	(a)	8,560,000
179,000	CoBank ACB, Series F (c) (d) (f)	6.25%	(a)	18,593,625
82,220	CoBank ACB, Series G (c) (f)	6.13%	(a)	8,468,660
54,250	CoBank ACB, Series H (c) (d) (f)	6.20%	(a)	5,609,450
102,000	Farm Credit Bank of Texas (c) (d) (g)	6.75%	(a)	10,812,000
	Total $100 Par Preferred Securities			52,043,735
	(Cost $50,893,846)
$1,000 PAR PREFERRED SECURITIES – 5.2%
	Banks – 3.8%
3,557	CoBank ACB, 3 Mo. LIBOR + 1.18% (b) (g)	3.76%	(a)	2,374,298
30,859	Farm Credit Bank of Texas, Series 1 (c) (f)	10.00%	(a)	34,870,670
15,364	Sovereign Real Estate Investment Trust (g)	12.00%	(a)	16,673,243
				53,918,211
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$1,000 PAR PREFERRED SECURITIES (Continued)
	Diversified Financial Services – 0.9%
12,000	Compeer Financial ACA (c) (d) (g)	6.75%	(a)	$12,645,000
	Oil, Gas & Consumable Fuels – 0.5%
8,500	Kinder Morgan GP, Inc., 3 Mo. LIBOR + 3.90% (b) (g)	6.58%	08/18/57	7,844,794
	Total $1,000 Par Preferred Securities			74,408,005
	(Cost $80,128,868)
$1,000,000 PAR PREFERRED SECURITIES – 1.0%
	Banks – 1.0%
12	FT Real Estate Securities Co., Inc. (g) (h) (i)	9.50%	(a)	14,886,876
	(Cost $15,990,000)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 109.2%
	Automobiles – 1.4%
$4,700,000	General Motors Financial Co., Inc., Series A (c) (d)	5.75%	(a)	4,402,561
16,400,000	General Motors Financial Co., Inc., Series B (c) (d)	6.50%	(a)	15,895,126
				20,297,687
	Banks – 57.5%
16,300,000	Australia & New Zealand Banking Group Ltd. (c) (d) (j) (k)	6.75%	(a)	17,679,388
8,000,000	Banco Mercantil del Norte S.A. (d) (j) (k)	7.63%	(a)	8,344,000
8,000,000	Banco Santander S.A. (d) (k)	7.50%	(a)	8,369,720
7,900,000	Bank of America Corp., Series X (c) (d)	6.25%	(a)	8,517,306
6,117,000	Bank of America Corp., Series Z (c) (d)	6.50%	(a)	6,721,604
40,000	Barclays Bank PLC (j)	10.18%	06/12/21	45,249
5,400,000	Barclays PLC (d) (k)	7.75%	(a)	5,585,706
45,261,000	Barclays PLC (c) (d) (k)	7.88%	(a)	47,832,956
12,800,000	Barclays PLC (d) (k)	8.00%	(a)	13,504,000
1,500,000	BNP Paribas S.A. (d) (j) (k)	6.63%	(a)	1,530,960
2,000,000	BNP Paribas S.A. (d) (j) (k)	7.38%	(a)	2,164,250
29,774,000	BNP Paribas S.A. (c) (d) (j) (k)	7.63%	(a)	31,384,327
16,000,000	Citigroup, Inc. (c) (d)	5.95%	(a)	16,580,000
5,000,000	Citigroup, Inc., Series O (c) (d)	5.88%	(a)	5,070,475
5,000,000	Citigroup, Inc., Series P (d)	5.95%	(a)	5,241,875
15,000,000	Citigroup, Inc., Series R (c) (d)	6.13%	(a)	15,537,525
3,500,000	Citizens Financial Group, Inc., Series C (c) (d)	6.38%	(a)	3,611,003
25,000,000	CoBank ACB, Series I (c) (d) (f)	6.25%	(a)	26,312,500
20,000,000	Credit Agricole S.A. (d) (j) (k)	6.88%	(a)	20,862,200
24,600,000	Credit Agricole S.A. (c) (d) (j) (k)	7.88%	(a)	26,781,872
32,500,000	Credit Agricole S.A. (c) (d) (j) (k)	8.13%	(a)	37,088,350
14,180,000	Danske Bank A.S. (c) (d) (k)	6.13%	(a)	13,329,200
3,450,000	Farm Credit Bank of Texas, Series 3 (c) (d) (j)	6.20%	(a)	3,497,080
16,500,000	HSBC Holdings PLC (c) (d) (k)	6.38%	(a)	17,215,688
3,000,000	HSBC Holdings PLC (d) (k)	6.38%	(a)	3,080,670
13,920,000	ING Groep N.V. (c) (d) (k)	6.50%	(a)	14,089,824
19,000,000	ING Groep N.V. (c) (d) (k)	6.88%	(a)	19,847,324
27,300,000	Intesa Sanpaolo S.p.A. (c) (d) (j) (k)	7.70%	(a)	26,760,961
8,384,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (b) (c)	6.05%	(a)	8,436,693
18,805,000	JPMorgan Chase & Co., Series V (c) (d)	5.00%	(a)	18,875,519
18,000,000	Lloyds Bank PLC (c) (d) (j)	12.00%	(a)	21,710,250
18,150,000	Lloyds Bank PLC (c) (d)	12.00%	(a)	21,891,169
27,313,000	Lloyds Banking Group PLC (c) (d) (k)	7.50%	(a)	28,746,932
21,000,000	Lloyds Banking Group PLC (c) (d) (k)	7.50%	(a)	21,811,125

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$5,363,000	Nordea Bank Abp (d) (k)	6.13%	(a)	$5,299,395
1,600,000	Nordea Bank Abp (d) (j) (k)	6.13%	(a)	1,581,024
24,400,000	Nordea Bank Abp (d) (j) (k)	6.63%	(a)	24,970,350
23,400,000	Royal Bank of Scotland Group PLC (c) (d) (k)	8.00%	(a)	25,535,250
51,050,000	Royal Bank of Scotland Group PLC (c) (d) (k)	8.63%	(a)	55,006,375
34,600,000	Societe Generale S.A. (c) (d) (j) (k)	7.38%	(a)	36,070,500
2,000,000	Societe Generale S.A. (d) (k)	7.38%	(a)	2,085,000
15,250,000	Societe Generale S.A. (c) (d) (j) (k)	7.88%	(a)	16,098,510
65,000	Standard Chartered PLC (d)	7.01%	(a)	70,351
12,400,000	Standard Chartered PLC (c) (d) (j) (k)	7.50%	(a)	13,109,119
9,500,000	Standard Chartered PLC (d) (j) (k)	7.75%	(a)	10,135,455
825,000	Standard Chartered PLC (d) (k)	7.75%	(a)	880,184
9,200,000	Swedbank AB (d) (k)	6.00%	(a)	9,039,202
29,746,000	UniCredit S.p.A. (c) (d) (k)	8.00%	(a)	28,743,262
16,000,000	UniCredit S.p.A. (c) (d) (j)	5.86%	06/19/32	14,971,408
10,400,000	UniCredit S.p.A. (c) (d) (j)	7.30%	04/02/34	10,610,710
21,500,000	Wells Fargo & Co., Series K, 3 Mo. LIBOR + 3.77% (b) (c)	6.38%	(a)	21,634,375
12,670,000	Zions Bancorp NA, Series J (c) (d)	7.20%	(a)	13,723,384
				817,621,555
	Capital Markets – 5.7%
5,100,000	Credit Suisse Group AG (d) (j) (k)	7.25%	(a)	5,305,912
17,079,000	Credit Suisse Group AG (c) (d) (j) (k)	7.50%	(a)	18,336,134
7,875,000	Credit Suisse Group AG (c) (d) (k)	7.50%	(a)	8,454,655
16,000,000	Credit Suisse Group AG (c) (d) (j) (k)	7.50%	(a)	16,869,760
9,999,000	E*TRADE Financial Corp., Series A (c) (d)	5.88%	(a)	10,348,965
3,400,000	UBS Group Funding Switzerland AG (d) (k)	6.88%	(a)	3,521,186
3,350,000	UBS Group Funding Switzerland AG (d) (k)	7.00%	(a)	3,605,438
15,000,000	UBS Group Funding Switzerland AG (c) (d) (k)	7.13%	(a)	15,338,100
				81,780,150
	Consumer Finance – 0.2%
3,000,000	American Express Co., Series C (d)	4.90%	(a)	3,014,355
	Diversified Financial Services – 0.9%
13,249,000	Voya Financial, Inc. (c) (d)	5.65%	05/15/53	13,304,845
	Diversified Telecommunication Services – 2.1%
20,000,000	Koninklijke KPN N.V. (c) (d) (j)	7.00%	03/28/73	21,134,300
8,250,000	Koninklijke KPN N.V. (c) (d)	7.00%	03/28/73	8,717,899
				29,852,199
	Electric Utilities – 7.6%
40,086,000	Emera, Inc., Series 16-A (c) (d)	6.75%	06/15/76	43,196,072
42,128,000	Enel S.p.A. (c) (d) (j)	8.75%	09/24/73	47,394,000
10,000,000	NextEra Energy Capital Holdings, Inc. (c) (d)	5.65%	05/01/79	10,176,643
6,500,000	Southern (The) Co., Series B (c) (d)	5.50%	03/15/57	6,632,002
				107,398,717
	Energy Equipment & Services – 1.8%
24,800,000	Transcanada Trust, Series 16-A (c) (d)	5.88%	08/15/76	25,430,292
	Food Products – 5.0%
9,000,000	Dairy Farmers of America, Inc. (c) (g)	7.13%	(a)	8,430,435
17,788,000	Land O’Lakes Capital Trust I (c) (g)	7.45%	03/15/28	19,322,215
10,000,000	Land O’Lakes, Inc. (c) (j)	7.25%	(a)	9,825,000
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Food Products (Continued)
$33,000,000	Land O’Lakes, Inc. (c) (j)	8.00%	(a)	$34,072,500
				71,650,150
	Insurance – 17.2%
5,350,000	American International Group, Inc., Series A-9 (c) (d)	5.75%	04/01/48	5,417,330
10,918,000	Asahi Mutual Life Insurance Co. (c) (d)	6.50%	(a)	11,092,251
3,839,000	Asahi Mutual Life Insurance Co. (c) (d)	7.25%	(a)	4,064,123
17,285,000	Assurant, Inc. (c) (d)	7.00%	03/27/48	17,660,344
39,700,000	Catlin Insurance Co., Ltd., 3 Mo. LIBOR + 2.98% (b) (c) (j)	5.57%	(a)	39,036,414
12,500,000	Dai-Ichi Life Insurance (The) Co., Ltd. (c) (d) (j)	7.25%	(a)	13,410,438
8,134,000	Everest Reinsurance Holdings, Inc., 3 Mo. LIBOR + 2.39% (b) (c)	5.07%	05/15/37	7,334,346
15,300,000	Fortegra Financial Corp. (d) (g)	8.50%	10/15/57	16,014,740
1,000,000	Fukoku Mutual Life Insurance Co. (d)	6.50%	(a)	1,088,181
15,400,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (b) (c) (j)	4.81%	02/12/47	13,796,629
2,000,000	La Mondiale SAM (d)	5.88%	01/26/47	2,090,500
2,000,000	Liberty Mutual Group, Inc. (c) (d)	10.75%	06/15/58	2,983,430
5,000,000	Liberty Mutual Group, Inc., 3 Mo. LIBOR + 2.91% (b) (c) (j)	5.52%	03/15/37	4,758,450
3,600,000	Mitsui Sumitomo Insurance Co., Ltd. (d) (j)	4.95%	(a)	3,684,204
25,000,000	Mitsui Sumitomo Insurance Co., Ltd. (c) (d) (j)	7.00%	03/15/72	27,074,125
3,000,000	Nationwide Financial Services Capital Trust (c) (f)	7.90%	03/01/37	3,273,073
9,800,000	Nationwide Financial Services, Inc. (c)	6.75%	05/15/37	10,404,807
24,300,000	QBE Insurance Group Ltd. (c) (d) (j)	7.50%	11/24/43	26,467,924
20,250,000	QBE Insurance Group Ltd. (c) (d)	6.75%	12/02/44	21,828,791
8,130,000	Sumitomo Life Insurance Co. (c) (d) (j)	6.50%	09/20/73	8,906,130
3,800,000	VIVAT N.V. (d)	6.25%	(a)	3,784,025
				244,170,255
	Metals & Mining – 2.3%
28,500,000	BHP Billiton Finance USA Ltd. (c) (d) (j)	6.75%	10/19/75	32,111,377
	Multi-Utilities – 1.0%
8,150,000	CenterPoint Energy, Inc., Series A (c) (d)	6.13%	(a)	8,327,996
5,500,000	NiSource, Inc. (c) (d)	5.65%	(a)	5,523,980
				13,851,976
	Oil, Gas & Consumable Fuels – 5.1%
8,000,000	DCP Midstream L.P., Series A (c) (d)	7.38%	(a)	7,893,720
4,015,000	DCP Midstream Operating L.P. (d) (j)	5.85%	05/21/43	3,733,950
5,400,000	Enbridge, Inc. (c) (d)	5.50%	07/15/77	5,206,761
19,700,000	Enbridge, Inc. (c) (d)	6.25%	03/01/78	19,988,309
16,000,000	Enbridge, Inc., Series 16-A (c) (d)	6.00%	01/15/77	16,046,640
20,700,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (b) (c)	5.75%	11/01/66	17,232,750
2,000,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (b)	5.40%	06/01/67	1,853,430
				71,955,560
	Transportation Infrastructure – 1.4%
19,817,000	AerCap Global Aviation Trust (c) (d) (j)	6.50%	06/15/45	20,312,425
	Total Capital Preferred Securities			1,552,751,543
	(Cost $1,546,899,651)

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.7%
	Insurance – 0.7%
$10,000,000	AmTrust Financial Services, Inc. (c)	6.13%	08/15/23	$9,827,793
	(Cost $9,969,039)

Total Investments – 143.0%	2,033,475,499
(Cost $2,029,446,286) (l)
Outstanding Loan – (44.7)%	(635,000,000)
Net Other Assets and Liabilities – 1.7%	23,495,900
Net Assets – 100.0%	$1,421,971,399

Interest Rate Swap Agreements:
Counterparty	Floating Rate (1)	Expiration Date	Notional Amount	Fixed Rate (1)	Unrealized Appreciation (Depreciation)/ Value
Bank of Nova Scotia	1 month LIBOR	01/23/25	$165,000,000	1.786%	$3,748,158

(1)	The Fund pays the fixed rate and receives the floating rate. The floating rate on April 30, 2019 was 2.487%.

(a)	Perpetual maturity.
(b)	Floating rate security.
(c)	All or a portion of this security serves as collateral on the outstanding loan.
(d)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2019. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(e)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(f)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors LLC (the “Sub-Advisor”).
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).
(h)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2019, securities noted as such are valued at $14,886,876 or 1.0% of net assets.
(i)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(j)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2019, securities noted as such amounted to $671,625,635 or 47.2% of net assets.
(k)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At April 30, 2019, securities noted as such amounted to $665,994,264 or 32.4% of managed assets. Of these securities, 1.3% originated in emerging markets, and 98.7% originated in foreign markets.
(l)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $48,201,265 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $40,423,894. The net unrealized appreciation was $7,777,371. The amounts presented are inclusive of derivative contracts.
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Banks	$ 60,553,386	$ 48,876,035	$ 11,677,351	$ —
Diversified Financial Services	8,789,237	—	8,789,237	—
Insurance	53,006,299	29,276,266	23,730,033	—
Multi-Utilities	40,451,815	21,368,340	19,083,475	—
Other industry categories*	166,756,810	166,756,810	—	—
$100 Par Preferred Securities*	52,043,735	—	52,043,735	—
$1,000 Par Preferred Securities*	74,408,005	—	74,408,005	—
$1,000,000 Par Preferred Securities*	14,886,876	—	—	14,886,876
Capital Preferred Securities*	1,552,751,543	—	1,552,751,543	—
Corporate Bonds and Notes*	9,827,793	—	9,827,793	—
Total Investments	2,033,475,499	266,277,451	1,752,311,172	14,886,876
Interest Rate Swap Agreement	3,748,158	—	3,748,158	—
Total	$ 2,037,223,657	$ 266,277,451	$ 1,756,059,330	$ 14,886,876

*	See Portfolio of Investments for industry breakout.
Level 3 Par Preferred Securities are fair valued using broker quotes and are footnoted in the Portfolio of Investments. These values are based on unobservable and non-quantitative inputs.
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.
Beginning Balance at October 31, 2018
$1,000,000 Par Preferred Securities	$14,552,328
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	334,548
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at April 30, 2019
$1,000,000 Par Preferred Securities	14,886,876
Total Level 3 holdings	$14,886,876
There was a net change of $334,548 in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2019.

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Assets and Liabilities
April 30, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $2,029,446,286)	$ 2,033,475,499
Cash	19,157,200
Swap contracts, at value	3,748,158
Receivables:
Interest	19,329,874
Investment securities sold	1,815,095
Dividends	525,968
Interest reclaims	368,171
Dividend reclaims	103,917
Prepaid expenses	34,325
Total Assets	2,078,558,207
LIABILITIES:
Outstanding loan	635,000,000
Payables:
Investment securities purchased	17,507,750
Interest and fees on loan	1,810,713
Investment advisory fees	1,423,189
Due to broker	632,845
Administrative fees	74,505
Custodian fees	40,318
Legal fees	38,504
Shareholder reporting fees	22,957
Audit and tax fees	22,572
Transfer agent fees	2,953
Financial reporting fees	2,081
Trustees’ fees and expenses	665
Other liabilities	7,756
Total Liabilities	656,586,808
NET ASSETS	$1,421,971,399
NET ASSETS consist of:
Paid-in capital	$ 1,443,781,239
Par value	607,660
Accumulated distributable earnings (loss)	(22,417,500)
NET ASSETS	$1,421,971,399
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$23.40
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	60,765,997
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Operations
For the Six Months Ended April 30, 2019 (Unaudited)
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $2,700)	$ 53,201,264
Dividends (net of foreign withholding tax of $74,375)	15,286,210
Other	660,000
Total investment income	69,147,474
EXPENSES:
Investment advisory fees	8,331,653
Interest and fees on loan	9,779,087
Administrative fees	331,251
Custodian fees	111,573
Shareholder reporting fees	105,735
Legal fees	36,041
Listing expense	27,241
Audit and tax fees	16,644
Transfer agent fees	11,409
Trustees’ fees and expenses	8,278
Financial reporting fees	4,394
Other	25,426
Total expenses	18,788,732
NET INVESTMENT INCOME (LOSS)	50,358,742
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(13,863,388)
Swap contracts	455,657
Net realized gain (loss)	(13,407,731)
Net change in unrealized appreciation (depreciation) on:
Investments	56,782,914
Swap contracts	(7,768,118)
Net change in unrealized appreciation (depreciation)	49,014,796
NET REALIZED AND UNREALIZED GAIN (LOSS)	35,607,065
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 85,965,807

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 50,358,742	$ 105,236,538
Net realized gain (loss)	(13,407,731)	(6,130,280)
Net change in unrealized appreciation (depreciation)	49,014,796	(138,823,767)
Net increase (decrease) in net assets resulting from operations	85,965,807	(39,717,509)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(51,954,928)	(103,284,084)
Return of capital	—	(4,271,731)
Total distributions to shareholders	(51,954,928)	(107,555,815)
Total increase (decrease) in net assets	34,010,879	(147,273,324)
NET ASSETS:
Beginning of period	1,387,960,520	1,535,233,844
End of period	$ 1,421,971,399	$ 1,387,960,520
COMMON SHARES:
Common Shares at end of period	60,765,997	60,765,997
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Cash Flows
For the Six Months Ended April 30, 2019 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$85,965,807
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(364,439,508)
Sales, maturities and paydown of investments	367,570,654
Net amortization/accretion of premiums/discounts on investments	90,496
Net realized gain/loss on investments	13,863,388
Net change in unrealized appreciation/depreciation on investments	(56,782,914)
Net change in unrealized appreciation/depreciation on swap contracts	7,768,118
Changes in assets and liabilities:
Decrease in interest receivable	2,202,413
Decrease in interest reclaims receivable	138,614
Increase in dividend reclaims receivable	(18,594)
Decrease in dividends receivable	61,936
Increase in prepaid expenses	(34,325)
Increase in interest and fees payable on loan	136,380
Decrease in due to broker	(6,536,177)
Decrease in investment advisory fees payable	(32,288)
Decrease in audit and tax fees payable	(11,356)
Increase in legal fees payable	30,194
Decrease in shareholder reporting fees payable	(34,516)
Decrease in administrative fees payable	(116,378)
Decrease in custodian fees payable	(35,706)
Increase in transfer agent fees payable	1,395
Decrease in Trustees’ fees and expenses payable	(652)
Decrease in financial reporting fees payable	(232)
Increase in other liabilities payable	3,340
Cash provided by operating activities		$49,790,089
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(51,954,928)
Repayment of borrowing	(45,000,000)
Proceeds from borrowing	60,000,000
Cash used in financing activities		(36,954,928)
Increase in cash		12,835,161
Cash at beginning of period		6,322,039
Cash at end of period		$19,157,200
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$9,642,707

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 22.84	$ 25.26	$ 24.03	$ 23.69	$ 24.42	$ 23.51
Income from investment operations:
Net investment income (loss)	0.83	1.73	1.86	1.94	1.96	1.85
Net realized and unrealized gain (loss)	0.59	(2.38)	1.26	0.35	(0.58)	0.97
Total from investment operations	1.42	(0.65)	3.12	2.29	1.38	2.82
Distributions paid to shareholders from:
Net investment income	(0.86)	(1.70)	(1.89)	(1.95)	(2.11)	(1.91)
Return of capital	—	(0.07)	—	—	—	—
Total distributions paid to Common Shareholders	(0.86)	(1.77)	(1.89)	(1.95)	(2.11)	(1.91)
Common Shares offering costs charged to paid-in capital	—	—	—	—	0.00 (a)	—
Net asset value, end of period	$23.40	$22.84	$25.26	$24.03	$23.69	$24.42
Market value, end of period	$22.30	$20.47	$24.80	$22.66	$21.95	$21.94
Total return based on net asset value (b)	6.64%	(2.23)%	13.85%	10.68%	6.68%	13.37%
Total return based on market value (b)	13.49%	(10.78)%	18.53%	12.65%	10.02%	13.98%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,421,971	$ 1,387,961	$ 1,535,234	$ 1,459,929	$ 1,438,361	$ 1,482,490
Ratio of total expenses to average net assets	2.77% (c)	2.49%	2.09%	1.88%	1.76%	1.69%
Ratio of total expenses to average net assets excluding interest expense	1.33% (c)	1.33%	1.31%	1.34%	1.34%	1.33%
Ratio of net investment income (loss) to average net assets	7.43% (c)	7.21%	7.67%	8.34%	8.15%	7.66%
Portfolio turnover rate	19%	29%	31%	50%	48%	62%
Indebtedness:
Total loan outstanding (in 000’s)	$ 635,000	$ 620,000	$ 680,000	$ 645,000	$ 645,000	$ 665,000
Asset coverage per $1,000 of indebtedness (d)	$ 3,239	$ 3,239	$ 3,258	$ 3,263	$ 3,230	$ 3,229

(a)	Amount is less than $0.01.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2019 (Unaudited)
1. Organization
First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FPF” on the New York Stock Exchange (“NYSE”).
The primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2019 (Unaudited)
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2019 (Unaudited)
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2019, is included with the Fund’s Portfolio of Investments.
B. Swap Agreements
The Fund may enter into interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties (“Counterparties”) on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Payment received or made by the Fund for interest rate swaps are recorded on the Statement of Operations as “Net realized gain (loss) on swap contracts.” When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by a Counterparty, the Fund will seek withdrawal of the collateral and may incur certain costs exercising its rights with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by changes in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund’s maximum interest rate risk to meet its future payments under swap agreements outstanding at April 30, 2019, is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in “Swap contracts, at value” on the Statement of Assets and Liabilities.
The Fund held interest rate swap agreements at April 30, 2019. An interest rate swap agreement involves the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.
The Fund may hold the securities of real estate investments trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2019, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2019 (Unaudited)
Security	Acquisition Date	Par Amount/Shares	Current Price	Carrying Cost	Value	% of Net Assets
CoBank ACB, 3.76%	3/29/18	3,557	$667.50	$2,409,868	$2,374,298	0.17%
Compeer Financial ACA, 6.75%	5/29/13 - 7/31/15	12,000	1,053.75	12,105,000	12,645,000	0.89
Dairy Farmers of America, Inc., 7.13%	9/15/16	$9,000,000	93.67	9,000,000	8,430,435	0.59
Farm Credit Bank of Texas, 6.75%	7/16/13 - 1/29/19	102,000	106.00	10,226,500	10,812,000	0.76
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17 - 3/12/18	$15,300,000	104.67	15,344,447	16,014,740	1.13
FT Real Estate Securities Co., Inc., 9.50%	6/15/16	12	1,240,573.00	15,990,000	14,886,876	1.05
Kinder Morgan GP, Inc., 6.58%,08/18/57	3/21/17 - 6/20/17	8,500	922.92	7,765,000	7,844,794	0.55
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	6/6/14 - 2/25/19	$17,788,000	108.63	18,564,582	19,322,215	1.36
Sovereign Real Estate Investment Trust, 12.00%	6/11/13 - 3/22/16	15,364	1,085.21	20,231,885	16,673,243	1.17
				$111,637,282	$109,003,601	7.67%
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2018, was as follows:
Distributions paid from:
Ordinary income	$103,284,084
Capital gains	—
Return of capital	4,271,731
As of October 31, 2018, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(17,295,176)
Net unrealized appreciation (depreciation)	(39,133,203)
Total accumulated earnings (losses)	(56,428,379)
Other	—
Paid-in capital	1,444,388,899
Total net assets	$1,387,960,520

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2019 (Unaudited)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had $17,295,176 of capital loss carryforwards for federal income tax purposes.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of April 30, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
G. Expenses
The Fund will pay all expenses directly related to its operations.
H. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2019 (Unaudited)
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2019, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $381,947,258 and $370,464,162, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest Rate Swap Agreements	Interest Rate Risk	Swap contracts, at value	$ 3,748,158	—	$ —
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on swap contracts	$455,657
Net change in unrealized appreciation (depreciation) on swap contracts	(7,768,118)
The average notional value of interest rate swaps was $165,000,000 for the six months ended April 30, 2019.
The Fund does not have the right to offset financial assets and liabilities related to swap contracts on the Statement of Assets and Liabilities.
6. Borrowings
The Fund entered into a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 75 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.15% on the undrawn amount of such facility on any date that the loan balance is less than 50% of the total commitment amount. The average amount outstanding between November 1, 2018 and April 30, 2019, was $609,447,514 with a weighted average interest rate of 3.21%. As of April 30, 2019, the Fund had outstanding borrowings of $635,000,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the six months ended April 30, 2019, were 3.27% and 3.05%, respectively. The interest rate at April 30, 2019, was 3.23%.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2019 (Unaudited)
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2019 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

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SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 8, 2019. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of First Trust Intermediate Duration Preferred & Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2022. The number of votes cast in favor of Mr. Bowen was 48,797,714, the number of votes against was 4,152,127 and the number of broker non-votes was 7,816,156. The number of votes cast in favor of Mr. Nielson was 48,768,056, the number of votes against was 4,181,785 and the number of broker non-votes was 7,816,156. Robert F. Keith, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Contingent Capital Securities Risk. CoCos provide for mandatory conversion into common stock of the issuer under certain circumstances, which may limit the potential for income and capital appreciation and, under certain circumstances, may result in complete loss of the value of the investment. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a. “junk” bonds) and, to the extent a CoCo held by the Fund undergoes a write down of principal, the Fund may lose some or all of its original investment in the CoCo. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with

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April 30, 2019 (Unaudited)
direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity. Although the Fund seeks to maintain a duration, under normal market circumstances, excluding the effects of leverage, of between three and eight years, if the effect of the Fund’s use of leverage was included in calculating duration, it could result in a longer duration for the Fund.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. There remains some uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
Interest Rate Swaps Risk. If short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of

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April 30, 2019 (Unaudited)
principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Potential Conflicts on Interest Risk. First Trust, Stonebridge and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Stonebridge currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Stonebridge) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Stonebridge have a financial incentive to leverage the Fund.
Preferred/Hybrid Preferred and Debt Securities Risk. An investment in preferred/hybrid preferred and debt securities is subject to certain risks, including:
•	Issuer Risk. The value of these securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that fixed rate securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
•	Floating Rate and Fixed-to-Floating Rate Risk. The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating rate securities.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate.
•	Subordination Risk. Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.
In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, limited voting rights risk and special redemption rights risk.
Risks of Concentration in the Financials Sector. Because the Fund invests 25% or more of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. The Fund may emphasize its investments in certain industries such as the banking and insurance industries and therefore may make the Fund more economically vulnerable in the event of a downturn in those industries. Additionally, banking and insurance institutions are subject to substantial regulations (and could be subject to further regulations in the future) that could adversely affect their ability to operate.
Trust Preferred Securities Risk. The risks associated with trust preferred securities typically include the financial condition of the financial institution that creates the trust, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make payments to holders of the trust preferred securities such as the Fund. The issuer of trust preferred securities is generally able to defer or skip payments for up to five years without being in default and certain enhanced trust preferred securities may have longer interest payment deferral periods.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain preferred securities and debt securities trading. Preferred securities and debt securities generally trade on an “over-the-

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counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain preferred securities and debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Intermediate Duration Preferred & Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	June 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	June 28, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	June 28, 2019

* Print the name and title of each signing officer under his or her signature.